UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 9, 2010

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code (800) 649-2877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 9, 2010 the Board of Directors reviewed its leadership structure and the composition of the Board's standing Committees.  The purpose of the review was to remove "interim" from the titles of the Board's Chair, the Board's Lead Director, the Executive Committe Chair, and the Corporate Governance Committee Chair.  The Board also wished to add the Board's Lead Director as the fourth member of the Corporate Governance Committee.  Accordingly, the Board approved the following:
  Designation of Robert H. Young, the Company's President and Chief Executive Officer to serve as the Chairman of the Board; and
  Designation of William R. Sayre, who is a non-employee director, to serve as the Lead Director in the Board's non-management Executive Sessions, the Chairman of the Executive Committee, and as a member of the Corporate Governance Committee; and
  Designation of Douglas J. Wacek, who is also a non-employee director, to serve as Chairman of the Corporate Governance Committee.
                They will serve, in these leadership positions until the meeting of the Board of Directors following the Annual Meeting of Stockholders or until their successors are designated, whichever is earlier.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Association

        On May 5, 2009 the Board of Directors submitted for consideration by the stockholders an amendment to the Company's Articles of Association ("Articles") to provide for a decrease in the maximum size of the Board of Directors from 21 to 13 members.  The Articles currently provide that the Board of Directors shall consist of not less than nine or more than 21 directors.  Our stockholders subsequently approved the amendment to the Articles by an affirmative vote of 85% of the outstanding shares entitled to vote at the meeting.  On February 9, 2010, the Board of Directors approved the amendment to the Company's Articles consistent with the shareholder's vote.

By-laws

         On February 9, 2010, the Board of Directors also approved a corresponding amendment to the By-laws to decrease in the maximum size of the board of directors from 21 to 13 members consistent with the shareholder's vote.  A second amendment was approved to provide for more clarity regarding the issuance of uncertificated (electronic) shares.

         The foregoing descriptions of the Articles amendment and By-law amendments does not purport to be complete and is qualified in its entirety by reference to the Amended Articles and Amended By-laws, filed as exhibits hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
3-2.1	Articles of Association of Central Vermont Public Service Corporation, as amended, approved by Stockholders on May 5, 2009 and the Board of Directors on February 9, 2010.
99.2	By-laws of Central Vermont Public Service Corporation, as amended February 9, 2010

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Dale A. Rocheleau Dale A. Rocheleau Senior Vice President, General Counsel and Corporate Secretary
February 16, 2010